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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Southwest Bancorporation of Texas, Inc. (the "Company"), does hereby certify that:

         1) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2003




                                       /s/ Randall E. Meyer
                                       ----------------------------------------
                                       Randall E. Meyer
                                       Executive Vice President and
                                       Chief Financial Officer